SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to § 240.14a-11(c) or § 240.14a-12

IRVINE SENSORS CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check the box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IRVINE SENSORS CORPORATION
3001 REDHILL AVENUE
COSTA MESA, CALIFORNIA 92626

January 28, 2003

TO THE STOCKHOLDERS OF IRVINE SENSORS CORPORATION:

We cordially invite you to attend the 2003 Annual Meeting of Stockholders of Irvine Sensors Corporation, which will be held at the Country Inn & Suites, 325 South Bristol Street, Costa Mesa, California 92626, on Tuesday, March 4, 2003, at 2:00 p.m., Pacific Time. The formal meeting notice, proxy statement, proxy card and copies of our Annual Report on Form 10-K for the fiscal year ended September 29, 2002 are enclosed herewith.

At the Annual Meeting, stockholders will be asked to elect eight directors, to approve the Irvine Sensors Corporation 2003 Stock Incentive Plan and to authorize 1,500,000 shares of common stock for issuance thereunder, and to ratify the appointment of Grant Thornton LLP as our independent auditors for the year ending September 28, 2003. The enclosed proxy statement explains the items of business to come formally before the Annual Meeting. As a stockholder, it is in your best interest to express your views regarding these matters by signing and returning your proxy. This will ensure the voting of your shares if you do not attend the Annual Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY IN THE RETURN ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME. OTHERWISE, YOUR SHARES MAY ONLY BE VOTED BY THE RECORD HOLDER.

Sincerely yours,

/s/ Mel R. Brashears

MEL R. BRASHEARS Chairman of the Board

IRVINE SENSORS CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 4, 2003

TO THE STOCKHOLDERS OF IRVINE SENSORS CORPORATION:

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the “Annual Meeting”) of Irvine Sensors Corporation, a Delaware corporation (the “Company”), will be held on Tuesday, March 4, 2003, at 2:00 p.m. Pacific Time at the Country Inn & Suites, 325 South Bristol Street, Costa Mesa, California 92626 for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	To elect eight directors, each to serve on the Company’s Board of Directors until the next annual meeting of stockholders or until their successors are duly elected and qualified;

2.	To approve the Irvine Sensors Corporation 2003 Stock Incentive Plan authorizing 1,500,000 shares of the Company’s common stock for issuance thereunder;

3.	To ratify the appointment of Grant Thornton LLP as the independent auditors of the Company for the fiscal year ending September 28, 2003; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record at the close of business on January 10, 2003 are entitled to notice of and to vote at the Annual Meeting. The stock transfer books of the Company will remain open between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s executive offices located at 3001 Redhill Avenue, Costa Mesa, CA 92626.

All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the closing of the polls at the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. If you hold your shares in the name of a broker, bank or other nominee, please provide appropriate voting instructions to that nominee. Absent such instructions, your nominee may determine to vote your shares at its own discretion. If you wish to attend the Annual Meeting and vote shares held for you by a nominee, please be sure to get a proxy from that nominee to allow you to cast your vote in person.

Sincerely,

/s/ John J. Stuart, Jr.
John J. Stuart, Jr.
Costa Mesa, California January 28, 2003	Chief Financial Officer, Senior Vice President and Secretary

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

IRVINE SENSORS CORPORATION

3001 Redhill Avenue
Costa Mesa, California 92626

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 4, 2003

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Irvine Sensors Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on March 4, 2003, and at any adjournment(s) or postponements(s) thereof (the “Annual Meeting”). The Annual Meeting will be held at 2:00 p.m., Pacific Time, at the Country Inn & Suites, 325 South Bristol Street, Costa Mesa, California 92626. These proxy solicitation materials are being mailed on or about January 28, 2003, together with the Company’s Annual Report on Form 10-K for the fiscal year ended September 29, 2002 to all stockholders entitled to vote at the Annual Meeting.

Purpose of the Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying notice and are described in more detail in this proxy statement.

Voting; Quorum

The Company has authorized two classes of voting securities: common stock (80,000,000 shares authorized) and preferred stock (500,000 shares authorized). On January 10, 2003, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 7,566,839 shares of the Company’s common stock, par value $0.01, were issued and outstanding. In addition, 4,346 shares of the Company’s Series B preferred stock, par value $0.01, and 2,249 shares of the Company’s Series C preferred stock, par value $0.01, were outstanding. On each matter that is to be decided at the Annual Meeting, each stockholder is entitled to one vote for each share of common stock and that number of shares of common stock into which the Series B preferred stock and Series C preferred stock, as the case may be, are currently convertible. Each share of Series B preferred stock and Series C preferred stock convert into 2.5 shares of common stock. Accordingly, as a class, the preferred stock is entitled to 16,489 votes on each matter to be voted on at the Annual Meeting; however, in all matters to come before the Annual Meeting, the common stock and the Series B preferred stock and Series C preferred stock will vote together as a single class. The holders of a majority of the capital stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum.

Under the Company’s Certificate of Incorporation, cumulative voting is permitted in the election of directors. Under cumulative voting rules, every stockholder voting in the election of directors may cumulate such stockholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder’s shares are entitled, or distribute the stockholder’s votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more candidates than are provided for by the By-Laws at the time of voting. However, no stockholder will be entitled to cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to commencement of voting and any stockholder has given notice, at the Annual Meeting and prior to the commencement of voting, of such stockholder’s intention to cumulate votes. The candidates receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved. In the election of directors, the nominees receiving the highest number of affirmative votes shall be elected; broker non-votes and votes marked “withhold” will not affect the outcome of the election. Proposals Two and Three require the affirmative vote of a majority of the outstanding shares present in person or represented by proxy at the Annual Meeting and entitled to vote; which shares voting affirmatively must also constitute at least a majority of the voting power required to constitute a quorum.

Proxies

If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the Board unless the authority to vote for the election of such directors is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals Two and Three described in the accompanying notice and proxy statement.

You may revoke or change your proxy at any time before the closing of the polls at the Annual Meeting by any of the following actions: (i) delivering written revocation notice to the Secretary of the Company at the Company’s principal executive offices at 3001 Redhill Avenue, Costa Mesa, California 92626, (ii) delivering to the Secretary of the Company a duly executed proxy bearing a later date or (iii) personally attending the Annual Meeting and revoking your proxy. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you affirmatively indicate at the Annual Meeting your intention to vote your shares in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, facsimile, electronic or any other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

Deadline for Receipt of Stockholder Proposals

Stockholder proposals that are intended to be presented at the Company’s 2004 Annual Meeting of Stockholders and included in the proxy solicitation materials related to the meeting must be received by the Company no later than September 30, 2003, which is 120 calendar days prior to the anniversary date of the mailing of this proxy statement. All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2004 Annual Meeting of Stockholders. Stockholder proposals should be addressed to the Secretary of the Company at the Company’s principal executive offices located at 3001 Redhill Avenue, Costa Mesa, California 92626.

Stockholders are also advised to review the Company’s By-Laws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. The deadline under the Company’s current By-Laws for submitting a stockholder proposal or a nomination for a director that is not to be included in the proxy solicitation materials is also September 30, 2003. In addition, the proxy solicited by the Board for the 2004 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal not later than December 14, 2003, which is 45 calendar days prior to the anniversary date of the mailing of this proxy statement. It is recommended that stockholders submitting proposals direct them to the Secretary of the Company and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in the Company’s By-Laws and conditions established by the Securities and Exchange Commission.

The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy grants the proxy holder discretionary authority to vote on any matter properly brought before the Annual Meeting.

Electronic Access for Future Proxy Material

The enclosed proxy also offers stockholders the option to access materials for any future stockholder meeting electronically via the Internet. A stockholder who consents to accessing such materials electronically may revoke such consent at any time. The Company will continue to distribute printed materials for future stockholder meetings to stockholders who do not consent to access such materials electronically.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING
PROPOSAL ONE: ELECTION OF DIRECTORS

Nominees

The Company’s By-Laws provide that the Board consists of not less than six or more than eleven directors. The By-Laws, as currently in effect, provide that the Board shall consist of eight directors. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director’s earlier death, resignation or removal. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the Company’s eight nominees named below. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each nominee has agreed to serve, and management has no reason to believe that any nominee will be unable to serve as a director. However, in the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting or any postponements or adjournments thereof, the proxies will be voted for any substitute nominee who may be designated by the Board to fill the vacancy. In the event that additional persons are nominated for election as directors, or unless otherwise instructed, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. Accordingly, the Company seeks discretionary authority to cumulate votes.

The names of the Company’s nominees for director, their ages as of December 31, 2002 and biographical information about them, are set forth below:

Name	Age	Position with Company/Principal Occupation
Mel R. Brashears	57	Chairman of the Board
Robert G. Richards	74	Chief Executive Officer and Director
John C. Carson	64	President and Director Nominee
Joseph Carleone (2)	56	Director Nominee
Marc Dumont (1)(2)	59	Director
Maurice C. Inman, Jr. (1)	71	Director
Thomas M. Kelly (2)	61	Director
Clifford Pike (1)	60	Director Nominee

(1)	Proposed Member of the Audit Committee.
(2)	Proposed Member of the Compensation Committee.

Dr. Brashears has been a director of the Company since December 2000 and has served as the Chairman of the Board since March 2001. From October through December 2000, he was also a Senior Vice President of the Company, a position he resigned after becoming a director. He has also been Chairman and Chief Executive Officer of the Company’s subsidiary, iNetWorks Corporation, since October 2000. From January 1999 to September 2000, he was self-employed as a consultant. From January 1996 through December 1998, he was President and Chief Operating Officer of Lockheed Martin’s Space & Strategic Missiles Sector. Prior to 1996, Dr. Brashears held numerous positions in a 27-year career of increasing management responsibility with Lockheed and its successors. Dr. Brashears is a graduate of the University of Missouri with B.S., M.S. and Ph.D. degrees in engineering.

Mr. Richards has been Chief Executive Officer of the Company since June 2000 and a director since January 2001. He also has been a director of iNetWorks since October 2000 and Chairman of the Boards of Novalog, MSI and RedHawk Vision since May 2002. He became Chief Executive Officer of Novalog in October 2002. Since April 1999, Mr. Richards has also served as a member of the Company’s Scientific Advisory Board. Mr. Richards retired as President of Aerojet Electronic Systems Division in 1993. He is co-author of the book, Infrared Physics and Engineering, published by McGraw-Hill, and has a M.A. degree in Mathematical Statistics from the University of California at Berkeley.

Mr. Carson is being nominated to become a director of the Company. Mr. Carson is a co-founder of the Company and was previously a director from the Company’s inception in 1974 until March 2001. Mr. Carson has served as the Company’s President since May 2002 and, prior to that time, as a Senior Vice President from April 1982 through May 2002. He became Chief Technical Officer in February 1997 and Chief Operating Officer in October 2001. Mr. Carson also serves as a director of MSI (since October 1997), iNetWorks (since November 2000), Novalog (since May 2002) and RedHawk Vision (since May 2002). He has also been Chief Executive Officer of MSI since May 2002. Mr. Carson has been awarded 15 patents for smart sensors, 3D packaging and single processing architectures, including neural networks. Mr. Carson holds a B. S. in Physics from the Massachusetts Institute of Technology.

Dr. Carleone is being nominated to become a director of the Company. Dr. Carleone has been Vice President of GenCorp, a major technology-based manufacturing company in aerospace and defense, pharmaceutical fine chemical and automotive businesses, and President of Aerojet Fine Chemicals LLC, a business unit of GenCorp, since September 2000. From 1999 to 2000, he was Vice President and General Manager, Remote Sensing Systems at Aerojet. In addition, he served as Vice President, Operations from 1997 to 2000. Dr. Carleone holds a B.S. in Mechanical Engineering, a M.S. in Applied Mechanics and a Ph.D. in Applied Mechanics from Drexel University.

Mr. Dumont became a director of the Company in April 1994. Mr. Dumont has been a director of Finter Banque Zurich since 1990 and Chairman of Sanderling Ventures, Ltd., a European affiliate of a U.S. venture capital firm, since 1996. In those roles, he consults and advises international clients in Europe and Asia, as well as the United States. Mr. Dumont has also been on the Board of Novalog since October 1996. Mr. Dumont also owns and operates the Chateau de Messey Wineries, Meursault, France, a vineyard and winery. From January 1981 to March 1995, Mr. Dumont was President of PSA International S.A., a PSA Peugeot Citroen Group company. Mr. Dumont is a graduate of the University of Louvain, Belgium with degrees in Electrical Engineering and Applied Economics and holds an MBA from the University of Chicago.

Mr. Inman has been a director of the Company since January 2001. He is the principal of Inman and Associates, P.C., a law firm specializing in international labor matters. From 1996 through 1998, Mr. Inman was Chairman of Inman, Steinberg, Nye & Stone. P.C., a law firm, and from 1987 to 1996, he was Senior Partner of Inman, Weisz & Steinberg, also a law firm. From 1981 to 1986, Mr. Inman was General Counsel and Chief Legal Officer of the U.S. Immigration and Naturalization Service, in which capacity he represented the U.S. Government in various international matters. Mr. Inman has a B.S. degree in Finance from the University of California at Los Angeles and an L.L.B. (J.D.) from Harvard Law School.

Dr. Kelly became a director of the Company in October 2000 and was a director of the Company’s former subsidiary, Silicon Film, from its organization in August 1998 until October 2001. From 1968 until his retirement in early 1998, Dr. Kelly held positions of increasing responsibility with Eastman Kodak Company. Most recently, he served as a Director of Kodak’s Digital Products Center, and General Manager of Digital Camera Products. Dr. Kelly holds a Ph.D. in Physics from Wayne State University and a B.S. in Physics from LeMoyne College.

Mr. Pike is being nominated to become a director of the Company. From 1979 to 2002, Mr. Pike was an assurance and business advisory services partner in the Orange County, California office of Ernst & Young, LLP, a position from which he has recently retired. His primary responsibilities at Ernst & Young were to provide advice to that firm’s professionals and to its clients concerning financial accounting, auditing, and SEC reporting issues. In 2002, he established a consulting firm to provide advisory and corporate governance monitoring services to audit committees and boards of directors. Mr. Pike holds a B.S. in Business Administration and an MBA from the University of California Los Angeles

Directors and officers are elected on an annual basis. The term of each director expires at the Company’s next annual meeting of stockholders or at such time as his successor is duly elected and qualified. Officers serve at the discretion of the Board.

There are no family relationships between any director nominee, executive officer or other key personnel and any other director nominee, executive officer or other key personnel of the Company.

Board Committees and Meetings

During the fiscal year ended September 29, 2002 (the “2002 Fiscal Year”), the Board held eight meetings. The Board has an Audit Committee and a Compensation Committee. Each director attended or participated in 75% or more of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which such director served during the 2002 Fiscal Year.

The Audit Committee currently consists of three directors, Mr. Inman, Dr. Kelly and Vincent Sollitto. Mr. Sollitto, who is presently serving as chairman of the Audit Committee, is not standing for reelection to the Board, and it is anticipated that Mr. Pike will replace him as chairman of the Audit Committee following the Annual Meeting if he is elected. It is also anticipated that Mr. Dumont and Mr. Inman will be appointed to serve on the Audit Committee following the Annual Meeting if they are elected. This Committee reviews, acts on and reports to the Board with respect to various auditing and accounting matters, including the selection of the Company’s accountants, the scope of the annual audits, fees to be paid to the Company’s accountants, the performance of the Company’s accountants, the Company’s accounting practices and internal accounting controls. The Audit Committee held four meetings during the 2002 Fiscal Year. The Board has adopted and approved a written charter for its Audit Committee, a copy of which was included with the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 9, 2001. The Board has determined that all members of the Audit Committee are “independent” as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers.

The Compensation Committee currently consists of three directors, Messrs. Dumont, Sollitto and Wolfgang Seidel. Messrs. Seidel and Sollitto are not standing for re-election to the Board. It is anticipated that Dr. Carleone, Mr. Dumont and Dr. Kelly will be appointed to serve on the Compensation Committee following the Annual Meeting if they are elected. This Committee makes recommendations to the Board as to the salaries of the Company’s officers and executive bonuses and recommends to the Board the award of stock options to employees, officers and directors. The Compensation Committee held three meetings during the 2002 Fiscal Year.

The Company had a temporary nominating committee consisting of Dr. Brashears, Mr. Dumont and Mr. Sollitto to review and make recommendations to the Board for management nominees for election to the Board at the Annual Meeting. The Company does not have a permanent nominating committee or any committee permanently performing the functions of a nominating committee.

Director Compensation

Directors who are employees of the Company are not separately compensated for their services as directors or as members of committees of the Board. During the 2002 Fiscal Year, directors who were not employees of the Company received $2,000 for each board meeting attended, $500 for each Audit or Compensation Committee meeting attended and were reimbursed for reasonable travel and other expenses associated with such meetings. In addition, all directors receive non-qualified stock option grants at least annually. In addition, the Compensation Committee periodically makes recommendations to the Board for grants of non-qualified stock options to directors pursuant to the Company’s stock option plans. If granted by the Board, such options have an exercise price equal to the then-current market price of the Company’s stock. In December 2001, five non-employee directors, Mr. Dumont, Mr. Inman, Dr. Kelley, Mr. Seidel and Mr. Sollitto each received ten-year options, vesting quarterly over one year, to purchase 7,500 shares of the Company’s common stock at the exercise price of $1.15 per share. In addition, in April 2002, these same directors received ten-year options, vesting quarterly over one year, to purchase 2,500 shares of the Company’s common stock at the exercise price of $1.16 per share.

If Proposal Two is approved, the non-employee directors will be automatically granted options to purchase shares of the Company’s common stock annually under the Company’s 2003 Stock Incentive Plan. Please refer to Proposal Two for additional details.

In addition, the Company paid its Chairman of the Board, Dr. Brashears, approximately $53,000 for reimbursement of housing and living expenses, approximately $2,200 for reimbursement of personal travel expenses, and $4,500 for reimbursement of medical expenses. On December 3, 2001, Dr. Brashears also received a fully-vested option to purchase 100,000 shares of the Company’s common stock with an exercise price of $1.15 per share, the fair market value of the common stock on the date of grant, and on March 1, 2002, Dr. Brashears received a fully-vested option to purchase 150,000 shares of the Company’s common stock at the exercise price of $0.77 per share, the fair market value of the common stock on the date of grant.

Recommendation of the Board

The Board recommends that the stockholders vote FOR the election of each of the nominees listed above.

PROPOSAL TWO

APPROVAL OF THE IRVINE SENSORS CORPORATION 2003 STOCK INCENTIVE PLAN

The Company’s stockholders are being asked to approve the implementation of the 2003 Stock Incentive Plan, as the successor to the Company’s other stock option plans. The 2003 Stock Incentive Plan will become effective immediately upon stockholder approval. Currently, there are less than 162,000 shares of common stock available for grant under the Company’s currently existing plans. The Board believes that the 2003 Stock Incentive Plan is crucial for the Company to be able to attract and retain the services of key individuals essential to the Company’s long-term growth and success.

2003 Stock Incentive Plan

The following is a summary of the principal features of the 2003 Stock Incentive Plan. Any Company stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Company at 3001 Redhill Avenue, Costa Mesa, California 92626.

General Provisions

Purpose.    The 2003 Stock Incentive Plan is designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to the Company’s long-term growth and financial success. Accordingly, the Company’s officers and other employees, the non-employee directors and other independent contractors will have the opportunity to acquire a meaningful equity interest in the Company through their participation in the 2003 Stock Incentive Plan.

Administration.    Both the Board and the Compensation Committee have the authority to administer the discretionary option grant and stock issuance programs with respect to option grants and stock issuances made to the Company’s executive officers and non-employee directors and will also have the authority to make option grants and stock issuances under those programs to all other eligible individuals. The Board may at any time appoint a secondary committee comprised of one or more directors to have concurrent authority to make option grants and stock issuances under those two programs to individuals other than executive officers and non-employee directors.

Neither the Board nor any committee of the Board will exercise any administrative discretion under the automatic option grant program. All grants under that program will be made in strict compliance with the express provisions of such program.

The term “Plan Administrator,” as used in this summary, will mean the Board, the Compensation Committee or any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the 2003 Stock Incentive Plan.

Amendment and Termination.    The Board may amend or modify the 2003 Stock Incentive Plan at any time, subject to any required stockholder approval pursuant to applicable laws and regulations. Unless sooner terminated by the Board, the 2003 Stock Incentive Plan will terminate in January 2013.

Share Reserve.    Initially, the Company will reserve 1,500,000 shares for issuance under the 2003 Stock Incentive Plan. The shares of common stock issuable under the 2003 Stock Incentive Plan may be drawn from shares of authorized but unissued common stock or from shares of common stock that the Company acquires, including shares purchased on the open market.

Shares subject to any outstanding options under the 2003 Stock Incentive Plan that expire or otherwise terminate prior to exercise in full will be available for subsequent issuance. Unvested shares issued under the 2003 Stock Incentive Plan which the Company subsequently purchases, at a price not greater than the option exercise or direct issue price paid per share, pursuant to the Company’s purchase rights under the 2003 Stock Incentive Plan will be added back to the number of shares reserved for issuance under the 2003 Stock Incentive Plan and will accordingly be available for subsequent issuance.

Changes in Capitalization.    In the event any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to (a) the maximum number and/or class of securities issuable under the 2003 Stock Incentive Plan, (b) the maximum number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the 2003 Stock Incentive Plan in a single calendar year, (c) the number and/or class of securities for which grants are to be made subsequently under the automatic option grant program to new and continuing non-employee directors, and (d) the number and/or class of securities and the exercise price per share in effect under each outstanding option. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the 2003 Stock Incentive Plan or the outstanding options thereunder.

Valuation.    The fair market value per share of common stock on any relevant date under the 2003 Stock Incentive Plan will be deemed to be equal to the closing selling price per share on that date on the Nasdaq SmallCap Market. On January 22, 2003, the fair market value per share of common stock determined on such basis was $1.45.

Stockholder Rights.    No optionee will have any stockholder rights with respect to the shares subject to the option until such optionee has exercised the option and paid the exercise price for the shares.

Option Transferability.    Incentive options will not be assignable or transferable other than by will or the laws of inheritance following optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee. However, non-statutory options will be transferable during optionee’s lifetime to one or more members of the optionee’s family or to a trust established for one or more such family members or to the optionee’s former spouse.

Eligibility.    Employees, non-employee directors and other independent contractors in the Company’s service or in the service of its parent or subsidiary companies (whether now existing or subsequently established) will be eligible to participate in the discretionary option grant and stock issuance programs. Participation in the automatic option grant program will be limited to the non-employee members of the Board.

As of January 22, 2003, approximately 75 employees and eight consultants, including three executive officers, and five non-employee directors, would have been eligible to participate in the discretionary option grant and stock issuance programs if the 2003 Stock Incentive Plan were in effect at that time. As of January 22, 2003, five non-employee directors would have also been eligible to participate in the automatic option grant program had the 2003 Stock Incentive Plan been in effect at that time.

Per Person Limitation.    No participant in the 2003 Stock Incentive Plan may receive option grants or direct stock issuances for more than 250,000 shares of common stock in total per calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. Stockholder approval of this Proposal will also constitute approval of the 2003 Stock Incentive Plan for Internal Revenue Code Section 162(m) purposes.

Programs

Discretionary Option Grant Program.    The Plan Administrator will have the discretion under the discretionary option grant program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

Each granted option will have an exercise price per share determined by the Plan Administrator. No granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date.

Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

In the event the Company should experience a change in control, each outstanding option under the discretionary option grant program will automatically accelerate in full, unless assumed, substituted or otherwise continued in effect by the successor corporation or replaced with a cash incentive program which preserves the spread existing on the unvested option shares (which is the excess of the fair market value of those shares over the option exercise price payable for such shares) and provides for subsequent payout of that spread no later than the time the optionee would have vested in such shares.

A change in control will occur if (i) the Company is acquired by merger or asset sale or (ii) a change in ownership of more than 50% of the Company’s outstanding voting stock occurs.

Stock Issuance Program.    Shares may be issued under the stock issuance program at a fixed price per share, payable in cash or, in certain cases, through a full-recourse, interest-bearing promissory note. Shares may also be issued as a bonus for past services without any cash outlay required of the recipient. Shares of common stock may also be issued under the program pursuant to share right awards that entitle the recipients to receive those shares upon the attainment of designated performance goals. The Plan Administrator will have complete discretion under the program to determine which eligible individuals are to receive such stock issuances or share right awards, the time or times when those issuances or awards are to be made, the number of shares subject to each such issuance or award and the vesting schedule to be in effect for the stock issuance or share rights award.

The shares issued may be fully and immediately vested upon issuance or may vest upon the completion of a designated service period or the attainment of pre-established performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the stock issuance program.

Outstanding share right awards under the program will automatically terminate, and no shares of common stock will actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The Plan Administrator, however, will have the discretionary authority to issue shares of common stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals are not attained.

All unvested shares outstanding under the stock issuance programs will immediately vest, except to the extent the Company’s repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect.

Automatic Option Grant Program.    Under the automatic option grant program, eligible non-employee members of the Board will receive a series of option grants over their period of board service.

Under the automatic option grant program, each individual, who is serving as a non-employee director at the close of business on the date of the Annual Meeting, will receive a non-statutory option to purchase 25,000 shares of common stock at that time, provided such individual was not previously in the Company’s employ. At the time an individual first becomes a non-employee Board member after the date of the Annual Meeting, whether through election by the stockholders or appointment by the Board, he or she will automatically be granted a non-statutory option to purchase 25,000 shares of common stock, provided such individual was not previously in the Company’s employ. In addition, at each annual stockholders meeting, beginning with the 2004 Annual Meeting of Stockholders, each individual who is reelected to the Board as a non-employee Board member will automatically be granted a non-statutory option to purchase 10,000 shares of common stock, provided such individual has served as a non-employee Board member for at least six months. There will be no limit on the number of such annual grants which any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously served in the Company’s employ will be fully eligible for one or more annual grants over their period of Board service.

Each 25,000-share option will vest in two annual installments measured from the date of grant. Each 10,000-share option will vest upon the first anniversary of the grant date. The shares subject to each 25,000-share option grant and each 10,000-share option grant will immediately vest in full if the optionee dies or becomes disabled while serving as a director. The shares subject to each option granted under the automatic option grant program will also immediately vest upon any change in control transaction and if a change in the majority of the Board effected through one or more contested elections for Board membership occurs. Each automatic option grant held by an optionee upon his or her termination of Board service will remain exercisable, for any or all of the option shares in which the optionee is vested at the time of such termination, for up to a twelve-month period following such termination date.

Each automatic option grant will have an exercise price per share equal to the fair market value per share of common stock on the grant date and will have a maximum term of ten years, subject to earlier termination twelve months after the date of the optionee’s cessation of Board service for any reason. Each automatic option will be immediately exercisable for all of the option shares. However, any shares purchased under such option will be subject to repurchase by the Company, at the lower of the exercise price paid per share or the fair market value per share (determined at the time of repurchase), should the optionee cease board service prior to vesting in those shares.

Discretionary Features

Acceleration of Vesting.    The Plan Administrator will have the discretion to grant one or more options under the discretionary option grant program which will become exercisable for all the option shares in the event the optionee’s service with the Company or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction in which those options are assumed or otherwise continued in effect. The vesting of outstanding shares issued under the stock issuance program may also be structured to accelerate upon similar terms and conditions. The Plan Administrator will have discretion to structure one or more option grants under the discretionary option grant program so that those options will immediately vest upon the occurrence of certain events, including a change in control, regardless of whether the options are to be assumed or otherwise continued in effect.

The Plan Administrator may also structure stock issuances under the stock issuance program so that those issuances will immediately vest upon the occurrence of certain events, including a change in control.

The acceleration of vesting in the event of a change in the ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Immediately Exercisable Options.    One or more options under the discretionary option grant program may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by the Company, at the lower of the exercise price paid per share or the fair market value per share (determined at the time of repurchase), if the optionee ceases service prior to vesting in those shares.

Financial Assistance.    To the extent permitted by law, the Plan Administrator may institute a loan program to assist participants in financing the exercise of outstanding options under the discretionary option grant program or the purchase of shares under the stock issuance program through full-recourse, interest-bearing promissory notes.

Special Tax Election.    The Plan Administrator may provide one or more holders of options or unvested share issuances under the 2003 Stock Incentive Plan with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which they become subject in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of common stock in payment of such withholding tax liability.

Federal Income Tax Consequences

Option Grants

Options granted under the discretionary option grant program may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. All options that are granted under the automatic option grant program will be non-statutory options. The federal income tax treatment for the two types of options differs as follows:

Incentive Options.    No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one year after the date the option is exercised for those shares. If the sale or disposition occurs before both of these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then, in general, the excess of (a) the fair market value of those shares on the exercise date over (b) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the optionee makes a disqualifying disposition of the purchased shares, then, in general, the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount taxable to the optionee. The Company will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

Non-Statutory Options.    No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-statutory option are unvested because they are subject to repurchase by the Company in the event of the optionee’s termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company’s repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (a) the fair market value of the purchased shares on the exercise date over (b) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the Company’s taxable year in which such ordinary income is recognized by the optionee.

Direct Stock Issuances

The tax principles applicable to direct stock issuances under the 2003 Stock Incentive Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Deductibility of Executive Compensation

Any compensation deemed paid by the Company in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) provided the grant was approved by a committee comprised of two or more “outside directors.” Compensation that is considered to be performance-based will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company, and accordingly, should be deductible by the Company without limitation under Code Section 162(m).

Accounting Treatment

Option grants or stock issuances made to employees or directors under the 2003 Stock Incentive Plan that have exercise or issue prices that are equal to or greater than the fair market value per share on the grant or issue date will not result in any direct charge to the Company’s reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company’s financial statements, and the Company must also disclose, in footnotes to its financial statements, the pro-forma impact those options would have upon the Company’s reported earnings were the fair value of those options at the time of grant treated as a compensation expense.

Option grants or stock issuances made to employees or directors under the Option Plan that have exercise or issue prices that are less than the fair market value per share on the grant or issue date will result in a direct compensation expense to the Company in an amount equal to the excess of such fair market value over the exercise or issue price. The expense must be amortized against the Company’s earnings over the period that the option shares or issued shares are to vest.

Option grants made to non-employee consultants under the 2003 Stock Incentive Plan will result in a direct charge to the Company’s reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares.

The number of outstanding options may affect the Company’s earnings per share on a fully diluted basis.

Option Transactions

The table below shows, as to the Company’s Chief Executive Officer, the Company’s two other most highly compensated executive officers (with base salary and bonus for the 2002 Fiscal Year in excess of $100,000) and the other individuals and groups indicated, the number of shares of common stock subject to option grants made under the Company’s option plans from September 30, 2001 through January 22, 2003, together with the weighted average exercise price payable per share. Between September 30, 2001 and January 22, 2003, the Company did not make any direct stock issuances under the Company’s option plans.

Name and Position	Number of Shares Underlying Options Granted (#)	Weighted Average Exercise Price per Share ($)

Robert G. Richards Chief Executive Officer and Director	125,000	0.92
John C. Carson President, Chief Technical Officer and Director Nominee	74,000	1.15
John J. Stuart, Jr. Senior Vice President, Chief Financial Officer and Secretary	74,000	1.15
Mel R. Brashears Chairman of the Board	250,000	0.92
Joseph Carleone Director Nominee	0	—
Marc Dumont Director	10,000	1.15
Maurice C. Inman, Jr., Director	10,000	1.15
Thomas M. Kelly Director	10,000	1.15
Clifford Pike Director Nominee	0	—

Name and Position	Number of Shares Underlying Options Granted (#)	Weighted Average Exercise Price per Share ($)
All current executive officers as a group (3)	273,000	1.05
All nominees for election as director (8)	479,000	0.97
All current non-employee directors as a group (6)	300,000	0.96
All employees, including current officers who are not executive officers, as a group (77)	920,750	1.14

As of January 22, 2003, options to purchase 1,464,900 shares of common stock were outstanding and 161,700 shares remained available for future grant under the Company’s option plans.

New Plan Benefits

No options will be granted under the 2003 Stock Incentive Plan prior to its approval by the Company’s stockholders. However, if this Proposal is approved by the Company’s stockholders, then the terms of the Plan and the expressed intent of the Board will result in, as of the date of the Annual Meeting, (i) each of Dr. Carleone, Mr. Dumont, Mr. Inman, Dr. Kelly and Mr. Pike, the Company’s non-employee directors, receiving an automatic option grant for 25,000 shares of common stock; (ii) Mr. Pike, or whoever is serving as the chairperson of the Company’s Audit Committee, receiving an option to purchase 10,000 shares of the common stock that will vest over a two-year period; (iii) Messrs. Seidel and Sollitto receiving fully-vested options to purchase 25,000 shares of common stock; (iv) Dr. Brashears receiving a fully-vested option to purchase 150,000 shares of common stock; (v) Mr. Richards receiving a fully-vested option to purchase 100,000 shares of common stock; and (vi) Messrs. Carson and Stuart each receiving an option to purchase 50,000 shares of common stock that will vest over a two-year period. Each of these options will have an exercise price per equal to the fair market value of the common stock on the date of the Annual Meeting. If this Proposal is not approved, then no such grants will be made.

Vote Required

The affirmative vote of at least a majority of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote on this matter is required for approval of the 2003 Stock Incentive Plan. Should such stockholder approval not be obtained, then the 2003 Stock Incentive Plan will not be implemented. The Company’s other option plans will, however, continue in effect, and option grants and stock issuances may continue to be made under those plans until all the shares of common stock available for issuance under that plan have been issued.

Recommendation of the Board

The Board deems this Proposal to be in the best interests of the Company and its stockholders and recommends a vote FOR approval of such Proposal.

PROPOSAL THREE: RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board has appointed the firm of Grant Thornton LLP, independent auditors for the Company during the 2002 Fiscal Year, to serve in the same capacity for the year ending September 28, 2003, and is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required to ratify the selection of Grant Thornton LLP.

In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board will reconsider its selection. Even if the selection is ratified, the Audit Committee of the Board, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Board believes that such a change would be in the best interests of the Company and its stockholders.

A representative of Grant Thornton LLP, expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Audit and Other Fees

Audit Fees:    Grant Thornton LLP, the Company’s independent auditors, billed the Company an aggregate of $147,000 for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended September 29, 2002 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, as amended, for the periods ended December 30, 2001, March 31, 2002 and June 30, 2002.

Financial Information Systems Design and Implementation Fees:    The Company did not engage Grant Thornton LLP to provide advice regarding financial information systems design and implementation during our fiscal year ended September 29, 2002.

All Other Fees:    Other audit-related fees for the 2002 Fiscal Year included $89,500 for fees in connection with the Company’s registration statements on Forms S-8 and S-3. Except for these fees and the fees for services described under “Audit Fees” above, we did not pay Grant Thornton LLP any other fees or engage Grant Thornton LLP for any other services during the fiscal year ended September 29, 2002.

Determination of Independence

In making its determination of independence, the Audit Committee of the Board considered whether the provision by Grant Thornton LLP of the services covered under the headings “Financial Information Systems and Designs and Implementation Fees” and “All Other Fees” is compatible with maintaining Grant Thornton LLP’s independence, and found it to be.

Recommendation of the Board

The Board recommends that the stockholders vote FOR the ratification of the selection of Grant Thornton LLP to serve as the Company’s independent auditors for the fiscal year ending September 28, 2003.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

OWNERSHIP OF SECURITIES

The following table sets forth, as of January 22, 2003, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding classes of voting securities, (ii) each director and director nominee, (iii) the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person. In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. Iin computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock. To the Company’s knowledge, except as indicated below, the entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Amount and Nature of Beneficial Ownership

Name	Sole Voting or Investment Power		Shared Voting or Investment Power		Aggregate Amount	Percent of Beneficial Ownership (1)
Mel R. Brashears	293,750	(2)	—		293,750	3.7%
Joseph Carleone	1,508		—		—	*
John C. Carson	94,248	(3)	1,325,275	(4)	1,419,523	18.6%
Marc Dumont	17,457	(5)	—		17,457	*
Maurice C. Inman, Jr.	10,500	(6)	—		10,500	*
Thomas M. Kelly	9,583	(7)	—		9,583	*
Clifford Pike	—		—		—	—
Robert G. Richards	127,893	(8)	—		127,893	1.7%
Wolfgang Seidel	62,350	(9)	—		62,350	*
Vincent F. Sollitto, Jr.	10,200	(10)	—		10,200	*
John J. Stuart, Jr.	76,940	(11)	1,325,275	(4)	1,402,215	18.3%
All directors, nominees and executive officers as a group (11 persons)	704,430	(12)	1,325,275	(4)	2,029,705	24.7%
5% Stockholders:
Mercator Momentum Fund, L.P.	843,446	(13)	—		843,446	9.9%
StoneStreet, L.P	585,000	(14)	—		585,000	7.6%
Grover T. Wickersham and affiliated entities (15)	36,700	(16)	454,000	(17)	490,700	6.5%

* Represents beneficial ownership of less than 1% of the outstanding shares of common stock.

(1)
Percentages have been calculated based upon 7,599,449 shares outstanding on January 22, 2003, plus common stock deemed outstanding at such date pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(2)	Includes 290,000 shares issuable upon exercise of common stock options exercisable within 60 days of January 22, 2003.
(3)
Includes 51,250 shares issuable upon exercise of common stock options exercisable within 60 days of January 22, 2003. Also includes amounts and percentages for the holdings of his wife, including amounts held as separate property.

(4)	Reflects shares of common stock held by the Company’s Stock Bonus Plan; the named individual shares the power to vote and dispose of such shares.
(5)	Includes 10,000 shares issuable upon exercise of common stock options exercisable within 60 days of January 22, 2003 and 3,315 shares issuable pursuant to warrants.
(6)	Includes 500 shares held by the Inman Family Trust, of which Mr. Inman is trustee, and 10,000 shares issuable upon exercise of common stock options exercisable within 60 days of January 22, 2003.
(7)	Includes 9,583 shares issuable upon exercise of common stock options exercisable within 60 days of January 22, 2003.
(8)	Includes 117,033 shares issuable upon exercise of common stock options exercisable within 60 days of January 22, 2003.
(9)	Includes 10,500 shares issuable upon exercise of common stock options exercisable within 60 days of January 22, 2003 and 40,000 shares issuable upon exercise of a warrant.
(10)	Includes 10,000 shares issuable upon exercise of common stock options exercisable within 60 days of January 22, 2003.
(11)
Includes 26,940 shares held by the Stuart Family Trust, of which Mr. Stuart is a trustee, and 50,000 shares issuable upon exercise of common stock options exercisable within 60 days of January 22, 2003.

(12)
Includes 601,682 shares issuable upon exercise of common stock options and warrants exercisable within 60 days of January 22, 2003, which represents the sum of all such shares issuable upon exercise of options and warrants held by all executive officers and directors as a group.

(13)
Includes shares of the Company’s common stock issuable upon conversion of the Company’s non-voting Series E convertible preferred stock (the “Series E Stock”), which are convertible into between 800,000 and 1,411, 675 shares of the Company’s common stock (the “Conversion Shares”) depending on the market price at the time, however ownership of the Series E Stock cannot cause a holder of Series E Stock to become the beneficial owner of more than 9.99% of the Company’s common stock. Mercator Advisory Group, LLC is the general partner of Mercator. The address for Mercator Momentum Fund, LP is 555 South Flower Street, Suite 4500, Los Angeles, California 90071.

(14)	Includes 135,000 shares of common stock issuable upon exercise of warrants. The address for Stonestreet, L.P. is 260 Town Centre Blvd., Suite 201 Markham, ON L3R 8H8 Canada.
(15)
This information is derived solely from the Schedule 13G filed with the Commission by Glenbrook Capital, L.P., Glenbrook Capital Management and Grover T. Wickersham on March 18, 2002. The address for each of the foregoing is 430 Cambridge Avenue, Suite 100, Palo Alto, California 94306.

(16)
Includes (i) 32,500 shares held directly by the Grover T. Wickersham, P.C. Employee Profit Sharing Plan, for which Mr. Wickersham serves as trustee, and as to which he may be deemed to be the beneficial owner, but as to which he disclaims beneficial ownership to the extent such shares are held for the benefit of the employee-participants of the plan; (ii) 4,200 shares held directly by the Grover T. Wickersham, P.C., the professional corporation of which Mr. Wickersham is the majority owner.

(17)
Includes (i) 280,000 shares held directly by Glenbrook Capital, L.P., as to which Grover T. Wickersham, P.C. may be deemed to be a beneficial owner by virtue of his positions as a general partner of the limited partnership, but as to which Mr. Wickersham disclaims beneficial ownership; and (ii) 174,000 shares held directly by Oxcal Venture Fund, L.P., as to which Mr. Wickersham may be deemed to be a beneficial owner by virtue of his position as a general partner of the limited partnership, but as to which Mr. Wickersham disclaims beneficial ownership.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of September 29, 2002 with respect to the shares of Company common stock that may be issued under the Company’s existing equity compensation plans.

	A	B	C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders (1)	42,800	35.82	89,800
Equity Compensation Plans Not Approved by Stockholders (2)	1,416,200	2.14	175,300
Total	1,459,000	3.13	265,100

(1)	Consists of the 2001 Irvine Sensors Corporation Stock Option Plan, the 1999 Stock Option Plan, the 1995 Irvine Sensors Corporation Stock Option Plan, and the 1991 Stock Option Plan .

(2)
Consists of the 2001 Non-Qualified Stock Option Plan (“2001 Supplemental Plan”), the 2001 Compensation Plan (the “2001 Compensation Plan”), and the 2000 Non-Qualified Option Plan (“2000 Supplemental Plan”).

Non-Shareholder Approved Plans

As of January 22, 2003, there were 75,000 shares of common stock reserved for issuance under the 2000 Supplemental Plan, 1,200,000 shares of common stock reserved for issuance under the 2001 Compensation Plan and 1,500,000 shares of common stock reserved for issuance under the 2001 Supplemental Plan. All three of these plans are non-stockholder approved equity incentive plans.

Under the 2001 Supplemental Plan, option grants may be made to employees of the Company (or any parent or subsidiary corporation) who are neither officers nor Board members at the time of the option grant. Under the 2000 Supplemental Plan, option grants may be made to employees, directors or consultants of the Company (or any parent or subsidiary corporation). Options under the 2000 Supplemental Plan and the 2001 Supplemental Plan (the “Supplemental Option Plans”) will typically vest and become exercisable in a series of installments over the optionee’s period of service with the Company. Each outstanding option under the 2000 Supplemental Plan will vest in full on an accelerated basis in the event the Company is acquired. Each outstanding option under the 2001 Supplemental Plan will vest in full on an accelerated basis in the event the Company is acquired and that option is not assumed or replaced by the acquiring entity. Each option granted under one of the Supplemental Option Plans will have a maximum term set by the plan administrator (either the Board or a Board committee) at the time of grant, subject to earlier termination following the optionee’s cessation of employment or service. All options granted under the Supplemental Option Plans are non-statutory options under the Federal tax law.

Under the 2001 Compensation Plan, employees and consultants, who are not executive officers, directors or affiliates of the Company, may elect to have their compensation reduced and receive shares of common stock in lieu thereof. Shares may be issued at a discount of up to 15% of the fair market value as of the date of issuance.

As of September 29, 2002 options covering 56,300 shares of common stock were outstanding under the 2000 Supplemental Plan, no shares had been issued, there were no outstanding share right awards, and 18,800 shares remained available for future award. As of September 29, 2002, 1,110,000 shares of common stock had been issued under the 2001 Compensation Plan, there were no outstanding share right awards, and 90,000 shares remained available for future award. As of September 29, 2002, options covering 1,359,900 shares of common stock were outstanding under the 2001 Supplemental Plan, 73,600 shares had been issued, there were no outstanding share right awards, and 66,500 shares remained available for future award.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The name of the Company’s current executive officer who is not also a director of the Company and his biographical information is set forth below. The same information for the Company’s officers who are also directors appears earlier in this proxy statement under “Proposal One: Election of Directors.”

John J. Stuart, Jr., age 63, joined the Company in January 1983 as its Manager of Special Projects and Communications, became the Company’s Chief Financial Officer and Treasurer in July 1985, a Vice President in June 1995, a Senior Vice President in November 1998 and Secretary in March 2001. He relinquished the position of Treasurer in February 1995. Effective October 1998, Mr. Stuart re-assumed the position of Treasurer in addition to his other responsibilities. Mr. Stuart has been an Advisory Member of the Company’s Board since November 1998. Mr. Stuart is also a member of the Board of Directors of Novalog (since October 1995), MSI (since October 1997), RedHawk Vision (since March 2000) and iNetWorks (since October 2000). During these periods has also served, and continues to serve, as Chief Financial Officer of MSI, RedHawk Vision and iNetWorks. He was also Chief Financial Officer of Novalog from October 1995 to June 2001. In May 2002, he became Secretary of Novalog, and in October 2002 resumed the position of Chief Financial Officer of Novalog. Mr. Stuart is a director of EuroTrust A/S, a Danish Internet services company that is not affiliated with the Company. Mr. Stuart holds a B.S. in Industrial Management from the Massachusetts Institute of Technology.

Compensation of Executive Officers

For fiscal years ended September 29, 2002, September 30, 2001 and October 1, 2000, the compensation awarded or paid to, or earned by the Company’s Chief Executive Officer during the fiscal year ended September 29, 2002, and each of the two other executive officers of the Company whose annual salary and bonus exceeded $100,000 in the 2002 Fiscal Year (the “Named Executive Officers”) is shown in the following table:

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation
Name and Principal Positions	Fiscal Year	Salary ($)		Bonus ($)	Options /SARs (#)(1)	All Other Compensation ($)(2)
Robert G. Richards Chief Executive Officer(3)	2002 2001 2000	146,292 259,836 53,870	(4) (4)	— — —	125,000 2,250 150	12,300 6,423 —
John C. Carson President and Chief Technical Officer	2002 2001 2000	152,684 174,562 151,528	(5) (5)	— — 9,680	74,000 — 750	14,500 6,147 23,150
John J. Stuart, Jr. Senior Vice President, Chief Financial Officer and Secretary	2002 2001 2000	152,684 174,262 135,100	(5) (5)	— — 15,230	74,000 — 750	14,600 5,911 20,689

(1)
Fiscal year 2000 and 2001 figures have been adjusted to give effect to 1-for-20 reverse split effective September 26, 2001. No SARs have been issued to the Named Executive Officers during the fiscal years represented.

(2)
Amounts in this column represent the value of shares contributed to the named individual’s account in the Employee Stock Bonus Plan. Amounts for the 2002 Fiscal Year are estimates pending completion of forfeiture allocations for the fiscal year to the accounts of Plan beneficiaries. See “Employee Stock Bonus Plan.”

(3)	Mr. Richards became employed by the Company as its Chief Executive Officer in June 2000.
(4)	Includes $33,732 of compensation deferred at the election of the officer in fiscal 2002 and $33,656 in fiscal 2001.
(5)	Includes $23,464 of compensation deferred at the election of the officer in fiscal 2002 and $23,562 in fiscal 2001.

Employment Agreements

The Company has no employment agreements with any of the Named Executive Officers.

Option Grants

The following table sets forth certain information regarding grants of stock options made during the 2002 Fiscal Year to the Named Executive Officers.

OPTIONS GRANTED DURING LAST FISCAL YEAR

Individual Grants
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year (1)	Exercise or Base Price ($/Share)		Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)
Name						5%		10%
Robert G. Richards	50,000 75,000	3.3% 5.0%	$ $	1.15 0.77	12/3/2011 3/1/2012	$ $	36,161 36,319	$ $	91,640 92,039
John C. Carson	50,000 24,000	3.3% 1.6%	$ $	1.15 1.16	12/3/2011 4/16/2012	$ $	36,161 17,508	$ $	91,640 44,370
John J. Stuart, Jr.	50,000 24,000	3.3% 1.6%	$ $	1.15 1.16	12/3/2011 4/16/2012	$ $	36,161 17,508	$ $	91,640 44,370

(1)	Options to purchase an aggregate of 1,508,800 shares were granted to the Company’s employees during the 2002 Fiscal Year.
(2)
Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are from the date the respective options were granted to their expiration date, are mandated by rules of the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, in the price of the common stock. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the options or the sale of the underlying shares. The actual gains, if any, on the stock option exercises will depend on the future performance of the common stock, the optionholder’s continued employment through the option vesting period and the date on which the options are exercised.

Option Exercises During Last Fiscal Year and Fiscal Year-End Values

The following table contains information relating to the exercise of stock options granted under the Company’s option plans by the Named Executive Officers in the 2002 Fiscal Year, as well as the number and value of their unexercised options as of September 29, 2002.

AGGREGATED OPTION EXERCISES DURING LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

	Shares Acquired on Exercise (#)	Value Realized ($) (1)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) (2)		Value of Unexercised In-the-Money Options at Fiscal Year End ($) (3)
Name			Unexercisable	Exercisable	Unexercisable	Exercisable
Robert G. Richards	10,000	(500.00)	91,616	25,884	—	—
John C. Carson (4)	12,500	(625.00)	15,250	49,500	—	—
John J. Stuart, Jr.	12,500	(625.00)	14,000	49,250	—	—

(1)
Represents the fair market value of the Company’s common stock on the date of exercise (based on the closing sales price reported on the Nasdaq SmallCap Market), less the exercise price, and does not necessarily indicate that the shares were sold by the optionee.

(2)	Includes both in-the-money and out-of-the money options.
(3)
Based on the fair market value of the Company’s common stock on the last trading day of the 2002 Fiscal Year ($1.10 per share), less the applicable exercise prices, multiplied by the number of options.

(4)	The amounts for Mr. Carson include the holdings of his wife, including amounts held as separate property.

Employee Stock Bonus Plan

All of the Company’s employees are eligible to participate in the Employee Stock Bonus Plan (the “Plan”), which is a tax-qualified retirement plan. Employees are enrolled in the Plan as of the day following the date on which the employee completes at least one hour of work. In order to share in the Company’s contribution to the Plan in any fiscal year of the Plan (“Plan Year”), an employee must have worked a minimum of 1,000 hours during the Plan Year, and be employed by the Company at the end of the Plan Year. To date, the Plan has been funded only with previously unissued shares of the Company’s common and preferred stock; thus the Company has not contributed any cash to the Plan. The Plan’s assets are allocated annually to the participating employees’ accounts in the respective ratios that each participating employee’s compensation for that year bears to the total compensation of participating employees. An employee’s participation in the Plan terminates on his retirement, disability or death, at which time the employee will receive that portion of his or her account that has vested. Generally, an employee’s account vests at a rate of 20% per year after completing three years of employment and is 100% vested after seven years of employment. All executive officers named in the Summary Compensation Table participate in the Company’s Employee Stock Bonus Plan. In the fiscal years ended September 29, 2002, September 30, 2001 and October 1, 2000, the Company contributed approximately 571,700, 232,200 and 6,800 shares of common stock, respectively, to the Plan, as adjusted to give effect to the 1-for-20 reverse split effective September 26, 2001, valued at $710,000, $1,176,800, $462,100, respectively, as of the date of contribution.

The allocation distribution of contributions to beneficiaries of the Plan had not been completed as of the date of this proxy. An estimate of the value of contributions to the accounts of the Named Executive Officers for the 2002 Fiscal Year has been included in “All Other Compensation” in the Summary Compensation Table.

Compensation Committee Interlocks and Insider Participation

During the 2002 Fiscal Year, Messrs. Dumont, Sollitto and Seidel served on the Compensation Committee. None of the members of the Compensation Committee was at any time during the 2002 Fiscal Year or at any other time an officer or employee of the Company. None of the Company’s executive officers has, during the 2002 Fiscal Year, served on the Board or the compensation committee of any other entity, any of whose officers served either on the Board or the Compensation Committee of the Company.

Other Related Party Transactions

The Company has entered into an Assignment of Patent and Intellectual Rights (the “Assignment”) with F. L. Eide (“Eide”), a Vice-President of the Company. As part of his employment agreement, Eide has assigned to the Company all rights and interests to five (5) U.S. Provisional Patent applications owned by him. In consideration for this Assignment, Eide will receive a 1% royalty on the gross sales revenues of any products incorporating elements of the assigned technology for the lifetime of any patents resulting from the Provisional Patent Applications. This Assignment was executed in February 1998.

The Company borrowed $50,000 from Mr. Seidel in March 2002 pursuant to a non-interest-bearing promissory note. This note was repaid in July 2002. In lieu of interest, Mr. Seidel received a warrant to purchase 25,000 shares of the Company’s common stock at the exercise price of $1.20 per share for the period November 16, 2002 through September 16, 2003.

It is anticipated that all future transactions between the Company and its officers, directors, principal stockholders and affiliates will be approved by a majority of the independent and disinterested members of the Board, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

Indemnification of Directors and Executive Officers

In addition to the indemnification provisions contained in the Company’s certificate of incorporation and bylaws, the Company has entered into separate indemnification agreements with each of its directors and executive officers. These agreements require that the Company, among other things, indemnify the person against expenses (including attorneys’ fees), judgments, fines and settlements paid by such individual in connection with any action, suit or proceeding arising out of such individual’s status or service as a director or officer of the Company (other than liabilities arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by the Company.

REPORT ON EXECUTIVE COMPENSATION

The Company’s executive compensation philosophy is to attract and retain executive officers capable of leading the Company to fulfillment of its business objectives by offering competitive compensation opportunities that in large part reward individual contributions as well as including a component that recognizes overall corporate performance. In addition, long-term equity compensation is awarded to align the interests of management and stockholders. The Company provides executive officers (and key employees) of the Company with a substantial economic interest in the long-term appreciation of the Company’s stock through the grant of stock options and participation in the Employee Stock Bonus Plan, subject to vesting restrictions.

To further these objectives, the compensation program for executive officers generally consists of four components: (i) base cash salaries, (ii) annual cash bonuses, (iii) stock options, and (iv) employee retirement plan. Total compensation paid by the Company to its executive officers is designed to be competitive with the compensation packages paid to the management of comparable companies in the electronic manufacturing industry. This group of companies is a subset of the SIC Code Index peer group that the Company compares itself to for stock performance purposes. The Committee generally evaluates corporate and individual performance based on factors such as achieving profitability, increasing stockholders’ value and continued growth. As a result, a significant component of the evaluation involves a subjective assessment of qualitative factors. Moreover, the Committee does not base its recommendations on any single performance factor, nor does it specifically assign relative weight to factors, but rather considers a mix of factors and evaluates the Company and individual performance against that mix. Recommendations as to compensation are then submitted to the Company’s Board of Directors for final approval.

Base Salaries.    The Committee recommends salary changes for executive officers in accordance with the salary administrative policy. Approval of such salary changes is made by the full Board. Salary adjustments are generally made following the end of the fiscal year. The salary administrative policy is a long-standing one that is periodically reviewed by the Committee. The policy reflects both performance objectives and accomplishments and competitive salary data of other companies. Adjustments to base salaries are based on these factors.

Cash Bonuses.    Cash bonuses are awarded based on the achievement of corporate and individual goals recommended by the Chief Executive Officer and approved by the Committee and Board, as well as the financial condition and prospects for the Company. Under the bonus plan applicable to executive officers, award levels range from zero to 50% of base salaries. For the 2002 Fiscal Year, which ended September 29, 2002, no bonuses were granted to executive officers. The Committee is reviewing the role of bonus compensation as an element of future executive compensation.

Stock Options.    Long-term equity incentives are granted to executive officers from time to time on a discretionary basis. Options are typically granted with an exercise price equal to the common stock’s market value on the date of grant, and generally become incrementally exercisable after one year of continued employment following the grant date and expire up to nine years thereafter. Options are granted based upon recommendations of management as to the grantees, number of options that should be granted and other terms. Options are granted to key employees, including the executive officers, based on current performance, anticipated future contribution based on that performance and ability to impact corporate and/or business results. During the 2002 Fiscal Year, options to purchase 125,000 shares of common stock were granted to the Chief Executive Officer and options to purchase 74,000 shares of common stock were granted to each of the President and the Chief Financial Officer.

Employee Retirement Plan.    The Company maintains an employee retirement plan that provides for annual contributions to the Company’s Stock Bonus Trust on behalf of the employees, including executives. At the discretion of the Compensation Committee, contributions not to exceed 15% of total payroll are made in the Company’s common stock at market value. Individual employees gain a vested interest over a five-year period of service.

Chief Executive Officer Compensation.    The Company’s policy is to compensate its officers, including the Chief Executive Officer, with salary commensurate with the base compensation paid by competitive employers, supplemented by compensation in recognition of performance. The initial compensation package of Mr. Robert G. Richards, President and Chief Executive Officer consisted of base salary at an annualized rate of $250,000 and a supplemental package allowing for the possibility of bonuses of up to 50% of salary based on financial, operational and strategic objectives for the Company. This package was adjusted in the 2002 Fiscal Year to reflect the financial status and performance of the Company, resulting in a reduction in salary and no variable compensation. In putting together and subsequently adjusting this package, the Committee considered executive compensation information from other companies in the industry, including industry surveys, publicly available information and reports from compensation consulting firms, as well as the Company’s recent compensation packages of its chief executive officers.

Compliance with Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. The 2003 Stock Incentive Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation provided that the option grants are approved by a committee comprised exclusively of two or more “outside directors.” Non-performance based compensation paid to the Company’s executive officers for the 2002 Fiscal Year did not exceed the $1 million limit per officer. Because it is unlikely that non-performance-based compensation payable to any of the Company’s executive officers in the foreseeable future will approach the $1 million limit, the Committee has decided at this time not to recommend action to limit or restructure the elements of non-performance-based compensation payable to the Company’s executive officers. The Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

Submitted by the Company’s Board of Directors:

Mel R. Brashears
Marc Dumont
Maurice C. Inman, Jr.
Thomas M. Kelly
Robert G. Richards
Wolfgang Seidel
Vincent F. Sollitto, Jr.

AUDIT COMMITTEE REPORT

In accordance with the written charter adopted by the Board, the Audit Committee of the Board (the “Audit Committee”) reviews and evaluates the Company’s accounting principles and its system of internal accounting controls. It also recommends the appointment of the Company’s independent auditors and approves the services performed by the auditors. The members of the Audit Committee have been determined to be independent pursuant to Rule 4200 of the National Association of Securities Dealers (“NASD”) listing standards.

The Audit Committee has received from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” has discussed with the auditors any relationships that may impact their objectivity and independence, and has satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Audit Committee also reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

The Audit Committee has discussed and reviewed with the independent auditors all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

The Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended September 29, 2002 with management and the independent auditors. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment of Grant Thornton LLP as the Company’s independent auditors, and the Board concurred in such recommendation.

Submitted by the 2002 Fiscal Year Audit Committee of the Company’s Board of Directors:

Maurice C. Inman, Jr.
Thomas M. Kelly
Vincent F. Sollitto, Jr.

Stock Performance Graph

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this proxy statement or future filings made by the Company under those statutes, the Compensation Committee Report, the Audit Committee Report, the Audit Committee Charter, reference to the independence of the Audit Committee members and the preceding Stock Performance Graph are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those such prior filings or into any future filings made by the Company under those statutes.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s executive officers and directors and persons who own more than ten percent of a class of the Company’s equity securities registered under the Exchange Act, to file with the Commission reports of ownership and changes in ownership of common stock and other equity securities of the Company. Executive officers, directors and greater than ten percent stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of this information, including written representations that no other reports were required, the

Company believes that during the fiscal year ended September 29, 2002, each of the Company’s executive officers, directors and holders of ten percent or more of the Company’s common stock timely filed all reports required to be filed pursuant to Section 16(a) of the Exchange Act.

Annual Report

The Company filed an Annual Report on Form 10-K for the 2002 Fiscal Year with the Securities and Exchange Commission on December 26, 2002, a copy of which is being mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Material included in the Form 10-K has been included in this proxy statement. The Annual Report on Form 10-K is not incorporated into this proxy statement and is not considered proxy solicitation material. The Company’s Annual Report on Form 10-K, as well as certain other reports, proxy statements and other information regarding the Company, are available on the Securities and Exchange Commission’s Web site (http://www.sec.gov).

BY ORDER OF THE BOARD OF DIRECTORS OF IRVINE SENSORS CORPORATION

/s/ John J. Stuart, Jr.

John J. Stuart, Jr. Chief Financial Officer, Senior Vice President and Secretary
Dated: January 28, 2003

Appendix

Irvine Sensors Corporation
2003 Stock Incentive Plan

Article 1

General Provisions

1.1.     Purpose of the Plan. This Plan is intended to promote the interests of the Corporation by providing eligible persons, who are employed by or serving the Corporation or any Parent or Subsidiary, with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

    Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

1.2.       Structure of the Plan.

A.     The Plan shall be divided into three separate equity incentive programs:

  (i)     the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock;

  (ii)     the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary); and

  (iii)     the Automatic Option Grant Program under which eligible non-Employee Board members shall automatically receive option grants at designated intervals over their period of continued Board service.

B.     The provisions of Articles 1 and 5 shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

1.3.     Administration of the Plan.

A.     Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program so that no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under that program.

B.     The Primary Committee and the Board shall have concurrent authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. (Options that are granted to Section 16 Insiders by the entire Board will not be exempt from the million dollar compensation deduction limitation of Code Section 162(m).)

Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any discretionary option grants or stock issuances for members of the Primary Committee should be authorized by a disinterested majority of the Board.

C.     The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

D.     Each Plan Administrator shall have the authority (subject to the provisions of the Plan) to determine:

  (i)     with respect to the option grants made pursuant to the Discretionary Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the exercise price, the vesting schedule (if any) applicable to the shares subject to the option and the maximum term for which the option is to remain outstanding; and

  (ii)     with respect to stock issuances pursuant to the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when the issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

E.     Each Plan Administrator shall have the authority (subject to the provisions of the Plan) to establish such rules and procedures as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding options or stock issued under the Plan as it may deem necessary or advisable. Decisions of the Plan Administrator under the Plan shall be binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option granted or stock issued under the Plan.

F.     Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of the Primary Committee or any Secondary Committee and reassume all powers and authority previously delegated to such committee.

G.     To the maximum extent permitted by law, the Corporation shall indemnify each member of the Board who acts as the Plan Administrator, as well as any other Employee of the Corporation with duties under the Plan, against expenses and liabilities (including any amount paid in settlement) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual’s duties under the Plan,

2

unless the losses are due to the individual’s gross negligence or lack of good faith. The Corporation will have the right to select counsel and to control the prosecution or defense of the suit. In the event that more than one person who is entitled to indemnification is subject to the same claim, all such persons shall be represented by a single counsel, unless such counsel advises the Corporation in writing that he or she cannot represent all such persons under applicable rules of professional responsibility. The Corporation will not be required to indemnify any person for any amount incurred through any settlement unless the Corporation consents in writing to the settlement.

1.4.       Eligibility.

A.     The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

  (i)        Employees,

  (ii)       members of the Board and the members of the board of directors of any Parent or Subsidiary, and

  (iii)     independent contractors who provide services to the Corporation (or any Parent or Subsidiary).

B.     Only certain non-Employee Board members shall be eligible to participate in the Automatic Option Grant Program. Individuals who are serving as non-Employee Board members at the close of business on the Plan Effective Date who have not previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive an option grant under the Automatic Option Grant Program on the Plan Effective Date. Individuals who first become non-Employee Board members after the Plan Effective Date who have not previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive an initial option grant under the Automatic Option Grant Program at the time he or she first becomes a non-Employee Board member. In addition, a non-Employee Board member shall be eligible to receive an annual option grant under the Automatic Option Grant Program; provided such individual has been serving on the Board for at least six months prior to the date of grant.

1.5.       Stock Subject to the Plan.

A.     The shares of Common Stock issuable under the Plan shall be shares of authorized but unissued or reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock that may be issued and outstanding or subject to options outstanding under the Plan shall not exceed 1,500,000 shares.

B.     No one person participating in the Plan may receive options and direct stock issuances pursuant to the Plan for more than 250,000 shares of Common Stock in the aggregate per calendar year.

3

C.     Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to their being exercised in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of the Discretionary Option Grant Program. Unvested shares issued under the Plan and subsequently (a) cancelled or (b) repurchased by the Corporation, at a price per share not greater than the option exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option granted pursuant to the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable pursuant to the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance made pursuant to the Plan, then the number of shares of Common Stock available for issuance pursuant to the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

D.     Should any change be made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable pursuant to the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted options and direct stock issuances pursuant to the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made pursuant to the Automatic Option Grant Program to new and continuing non-Employee Board members, and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option granted pursuant to the Plan. Such adjustments to the outstanding options are to be effected in a manner that shall preclude the enlargement or dilution of benefits under such options. The adjustments determined by the Plan Administrator shall be final. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation’s preferred stock or warrants into shares of Common Stock without the Corporation’s receipt of consideration.

4

Article 2

Discretionary Option Grant Program

2.1.       Exercise Price.

A.     The exercise price per share shall be fixed by the Plan Administrator.

B.     The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section 5.1 and the documents evidencing the option, be payable in one or more of the forms specified below:

  (i)       cash or check made payable to the Corporation,

  (ii)      with shares of Common Stock held for the requisite period, if any, necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

  (iii)     to the extent the option is exercised for vested shares and this procedure is not prohibited by law, through a special sale and remittance procedure pursuant to which Optionee shall concurrently provide irrevocable instructions to (1) a brokerage firm approved by the Corporation to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (2) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

2.2.       Exercise and Term of Options.   Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten years measured from the date that the option is granted.

2.3.       Effect of Termination of Service.

A.     The following provisions shall govern the exercise of any options granted to Optionee pursuant to the Discretionary Option Grant Program that are outstanding at the time Optionee’s Service ceases:

  (i)       Immediately upon Optionee’s cessation of Service, each option shall terminate with respect to the unvested shares subject to such option.

  (ii)     Should Optionee’s Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct, then each option shall terminate immediately with respect to all shares subject to such option.

5

(iii)  Should Optionee’s Service terminate for reasons other than Misconduct, then each option shall remain exercisable during such period of time after Optionee’s Service ceases as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no option shall be exercisable after its Expiration Date. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date Optionee’s Service ceases. Upon the expiration of the applicable exercise period or (if earlier) upon the Expiration Date, each option shall terminate with respect to any vested shares subject to the option.

B.    Understanding that there may be adverse tax and accounting consequences to doing so, the Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while Optionee remains in Service, to:

(i)    extend the period of time for which the option is to remain exercisable following Optionee’s cessation of Service, but in no event beyond the Expiration Date, and/or

(ii)   permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of Optionee’s cessation of Service but also with respect to one or more additional installments in which Optionee would have vested had Optionee continued in Service.

2.4.    Unvested Shares.  The Plan Administrator shall have the discretion to grant options that are exercisable for unvested shares of Common Stock. Should Optionee’s Service cease while the shares issued upon the early exercise of Optionee’s option are still unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share at the time Optionee’s Service ceases. Once the Corporation exercises its repurchase right, Optionee shall have no further stockholder rights with respect to those shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Any repurchases must be made in compliance with the relevant provisions of Delaware law.

2.5.    Limited Transferability of Options.  An Incentive Option shall be exercisable only by Optionee during his or her lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following Optionee’s death. A Non-Statutory Option may be assigned in whole or in part during Optionee’s lifetime to one or more of Optionee’s family members (as such term is defined in the instructions to Form S-8), or to Optionee’s former spouse through a gift or domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

6

2.6.    Incentive Options.  The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section 2.7, all the provisions of Articles 1, 2 and 5 shall be applicable to Incentive Options. Options that are specifically designated as Non-Statutory Options are not subject to the terms of this Section 2.7.

 A.    Eligibility.  Incentive Options may only be granted to Employees.

 B.    Exercise Price.  If an Incentive Option is granted to a 10% Stockholder, the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date the option is granted and, if an Incentive Option is granted to an Optionee who is not a 10% Stockholder, the exercise price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the date the option is granted.

  C.    Dollar Limitation.  The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee pursuant to the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed $100,000. To the extent that an Optionee’s options exceed that limit, they will be treated as Non-Statutory Options (but all of the other provisions of the option shall remain applicable), with the first options that were awarded to Optionee to be treated as Incentive Options.

  D.    Term.  If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the Expiration Date shall not be more than five years from the date the option is granted.

2.7.    Change in Control/Proxy Contest.

  A.    In the event a Change in Control occurs, the shares of Common Stock at the time subject to each outstanding option granted pursuant to this Discretionary Option Grant Program shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to such option. However, the shares subject to an outstanding option shall not become vested on an accelerated basis if and to the extent: (i) the option is to be assumed or substituted with a new option by the successor corporation (or parent thereof) in accordance with Section 424(a) of the Code, (ii) the option is to be replaced with a cash incentive program of any successor corporation (or parent thereof) which preserves the spread existing at the time of the Change in Control on any unvested shares and provides for subsequent payout of that spread no later than the time Optionee would vest in those shares subject to the option, (iii) the option is to be continued in full force and effect pursuant to the terms of the Change in Control transaction, or (iv) the acceleration of the vesting of such option is subject to other limitations imposed by the Plan Administrator.

 B.    All outstanding repurchase rights under the Discretionary Option Grant Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, immediately prior to the consummation of a Change in Control, except to the extent: (i) those repurchase rights are to be assigned to the

7

successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction, (ii) any property (including cash payments) issued with respect to any unvested shares of Common Stock is to be held in escrow and released no later than as provided by the vesting schedule in effect for the unvested shares or (iii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

C.    Immediately following the consummation of the Change in Control, all outstanding options granted pursuant to the Discretionary Option Grant Program shall terminate, except to the extent assumed or substituted by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

D.    Each option granted pursuant to the Discretionary Option Grant Program that is assumed, substituted or otherwise continued in effect in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, and (iii) the maximum number and/or class of securities for which any one person may be granted options and direct stock issuances pursuant to the Plan per calendar year. To the extent the holders of Common Stock receive cash consideration in whole or part for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options granted pursuant to the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

E.    Among its discretionary powers, the Plan Administrator shall have the ability to structure an option (either at the time the option is granted or at any time while the option remains outstanding) so that some or all of the shares subject to that option shall automatically become vested (and the option shall become exercisable for such shares) upon (i) the occurrence of a Change in Control, (ii) the consummation of a Proxy Contest, (iii) the occurrence of any other specified event and/or (iv) the Involuntary Termination of Optionee’s Service within a designated period of time following a specified event. In addition, the Plan Administrator may provide that one or more of the Corporation’s repurchase rights with respect to some or all of the unvested shares held by Optionee upon (a) the occurrence of a Change in Control, (b) the consummation of a Proxy Contest, (c) upon the occurrence of any other specified event and/or (d) the Involuntary Termination of Optionee’s Service within a designated period of time following a specified event shall immediately terminate and all of the shares shall become vested.

F.    The portion of any Incentive Option accelerated in connection with a Change in Control or Proxy Contest shall remain exercisable as an Incentive Option only to the extent the $100,000 limitation set forth in Section 2.6(C) is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option.

8

Article 3

Stock Issuance Program

3.1.    Purchase Price.

 A.    The purchase price per share shall be fixed by the Plan Administrator.

 B.    Shares of Common Stock may be issued pursuant to the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

  (i)    cash or check made payable to the Corporation,

  (ii)   past services rendered to the Corporation (or any Parent or Subsidiary), or

  (iii)  a promissory note to the extent permitted by Section 5.1.

3.2.    Vesting Provisions.

 A.    Shares of Common Stock issued pursuant to the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over Participant’s period of Service or upon attainment of specified performance objectives. Shares of Common Stock may also be issued pursuant to the Stock Issuance Program pursuant to awards that entitle the recipients to receive those shares upon the attainment of designated performance goals or the satisfaction of specified Service requirements.

 B.    Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which Participant may have the right to receive with respect to Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, reverse stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to Participant’s unvested shares of Common Stock and shall be treated as if they had been acquired on the same date as such shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

 C.    Should Participant cease to remain in Service while one or more shares of Common Stock issued pursuant to the Stock Issuance Program are unvested or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then the Corporation shall have the right to repurchase those shares at a price per share equal to the lower of (i) the purchase price paid per share or (ii) the Fair Market Value per share on the date Participant’s Service ceases. The terms upon which such repurchase right shall be exercisable shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Any repurchases must be done in compliance with applicable state corporate law.

9

 D.    The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) that would otherwise occur upon the cessation of Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver may be effected at any time and shall result in the immediate vesting of Participant’s interest in the shares of Common Stock to which the waiver applies.

 E.    Outstanding share right awards granted pursuant to the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals or Service requirements have not been attained or satisfied.

3.3.    Stockholder Rights.  Subject to the terms of the Stock Issuance Agreement, Participant shall have full stockholder rights with respect to any shares of Common Stock issued to Participant pursuant to the Stock Issuance Program, whether or not Participant’s interest in those shares is vested. Accordingly, Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Cash dividends constitute taxable compensation to Participant and are deductible by the Corporation (unless Participant has made an election under Section 83(b) of the Code).

3.4.    Change in Control/Proxy Contest.

 A. Upon the occurrence of a Change in Control, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or are otherwise continue in full force and effect pursuant to the terms of the transaction, (ii) the property (including cash payments) issued with respect to the unvested shares is held in escrow and released no later than as provided by the vesting schedule in effect for the unvested shares of Common Stock issued to Optionee pursuant to the terms of the Change in Control transaction, or (iii) such accelerated vesting is precluded by limitations imposed by the Plan Administrator.

 B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or at any time while the Corporation’s repurchase rights are outstanding, to provide that those rights shall automatically terminate in whole or in part on an accelerated basis, and some or all of the shares of Common Stock subject to those terminated rights shall immediately vest, upon the occurrence of a Change in Control, a Proxy Contest or another event, or in the event Participant’s Service is Involuntary Terminated within a designated period of time following a specified event.

10

Article 4

Automatic Option Grant Program

4.1.    Grant Dates.  Option grants shall be made on the dates specified below:

 A.    Each individual who is serving as a non-Employee Board member at the close of business on the Plan Effective Date shall be automatically granted at the close of business on the Plan Effective Date a Non-Statutory Option to purchase 25,000 shares of Common Stock (an “Inception Grant”) if such individual has never been employed by the Corporation.

 B.    Each individual who is first elected or appointed as a non-Employee Board member at any time after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 25,000 shares of Common Stock (an “Initial Grant”) if such individual has never been employed by the Corporation.

 C.    On the date of each Annual Stockholders’ Meeting (beginning with the 2004 Annual Stockholders’ Meeting), each individual who is to continue to serve as a non-Employee Board member shall automatically be granted a Non-Statutory Option to purchase 10,000 shares of Common Stock (an “Annual Grant”), if such individual has served as a non-Employee Board member for at least six months. There shall be no limit on the number of such annual option grants any one non-Employee Board member may receive over his or her period of Board service, and non-Employee Board members who have previously been employees of the Corporation (or any Parent or Subsidiary) or who have otherwise received one or more option grants from the Corporation shall be eligible to receive one or more such annual option grants over their period of continued Board service.

4.2.    Exercise Price.  The exercise price per share shall be equal to 100% of the Fair Market Value per share of Common Stock on the date the option is granted under the Automatic Option Grant Program.

4.3.    Option Term.  Each option granted under the Automatic Option Grant Program shall have a term of ten years measured from the date the option is granted.

4.4.    Exercise and Vesting of Options.  Each option granted under the Automatic Option Grant Program shall be immediately exercisable for any or all of the shares subject to the option. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share at the time Optionee’s Board service ceases. The shares subject to each Initial Grant and Inception Grant shall vest, and the Corporation’s repurchase right shall lapse, in a series of two successive equal annual installments upon Optionee’s completion of each year of service as a Board member over the two-year period measured from the date the option is granted. The shares subject to each Annual Grant shall vest in one installment upon Optionee’s completion of the one-year period of service measured from the date the option was granted.

11

4.5.    Termination of Board Service.  The following provisions shall govern the exercise of any options granted to Optionee pursuant to the Automatic Option Grant Program that are outstanding at the time Optionee ceases to serve as a Board member:

 A.    Should Optionee’s service as a Board member cease for any reason other than death or Permanent Disability while one or more options granted pursuant to this Automatic Option Grant Program are outstanding, then each such option shall remain exercisable, for any or all of the vested shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the Expiration Date or (ii) the expiration of the one-year period measured from the date Optionee’s Board service ceases.

 B.    Should Optionee’s service as a Board member cease by reason of death or Permanent Disability, then the unvested shares subject to any outstanding option granted pursuant to this Automatic Option Grant Program shall immediately vest in full and each such option shall remain exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares until the earlier of (i) the Expiration Date or (ii) the expiration of the one-year period measured from the date Optionee’s Board service ceases.

 C.    Each option granted pursuant to this Automatic Option Grant Program that is outstanding at the time of Optionee’s cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all unvested shares of Common Stock for which the option is not otherwise at that time exercisable. Upon the expiration of the post-termination exercise period or (if earlier) upon the Expiration Date, the option shall terminate with respect to any vested shares for which the option has not been exercised.

4.6.    Change in Control/Proxy Contest.

 A.    In the event a Change in Control occurs while Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option that was granted pursuant to this Automatic Option Grant Program shall automatically vest in full so that each such option shall, immediately prior to the consummation of the Change in Control, become exercisable for all the shares subject to the option at that time as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Upon the consummation of the Change in Control, each automatic option grant shall terminate, except to the extent assumed or substituted by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

 B.    In the event a Proxy Contest occurs while Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option granted pursuant to this Automatic Option Grant Program shall automatically vest in full so that each such option shall, immediately prior to the consummation of the Proxy Contest, become exercisable for all the shares subject to the option as fully vested shares of Common Stock. Such option shall remain exercisable until the earliest to occur of (i) the Expiration Date or (ii) the expiration of the three-year period measured from the date Optionee’s Board service ceases.

12

 C.    All outstanding repurchase rights under this Automatic Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall vest in full, immediately prior to the consummation of a Change in Control or a Proxy Contest that occurs while Optionee remains a Board member.

 D.    Each option granted pursuant to this Automatic Option Grant Program that is assumed, substituted or otherwise continued in effect in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the holders of Common Stock receive cash consideration in whole or part for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options granted pursuant to the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such transaction.

4.7.    Remaining Terms.  The remaining terms of each option granted pursuant to the Automatic Option Grant Program shall be the same as the terms in effect for option grants made pursuant to the Discretionary Option Grant Program.

13

Article 5

Miscellaneous Matters

5.1.    Financing.  Unless doing so would not comply with applicable law, the Plan Administrator may permit any Optionee or Participant to pay the exercise price for shares subject to an option granted under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest-bearing promissory note secured by the purchased shares and payable in one or more installments. The Plan Administrator, after considering the potential adverse tax and accounting consequences, shall set the remaining terms of the note. In no event may the maximum credit available to Optionee or Participant exceed the sum of (A) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of those shares) plus (B) any applicable income and employment withholding tax liability incurred by Optionee or Participant in connection with the option exercise or share purchase. Prior to permitting the use of promissory notes as payment under the Plan, the Plan Administrator should consider the restrictions on doing so imposed by Regulation U.

5.2.    Tax Withholding.

 A.    The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares granted pursuant to the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

 B.    The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock issued pursuant to the Plan (other than the options granted to non-Employee Board member or independent contractors) with the right to use shares of Common Stock in satisfaction of all or part of the withholding taxes to which such holders may become subject in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

(i)     Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares.

(ii)    Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the withholding taxes).

So as to avoid adverse accounting treatment, the number of shares of Common Stock that may be withheld for this purpose shall not exceed the minimum number needed to satisfy the applicable income and employment tax withholding rules. Shares of Common Stock used to satisfy withholding tax obligations must have been held for the requisite period, if any, necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes.

14

5.3.       Share Escrow/Legends.   Unvested shares of Common Stock may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until Participant’s or Optionee’s interest in such shares vest or may be issued directly to Participant or Optionee with restrictive legends on the certificates evidencing the fact that Participant or Optionee does not have a vested right to them.

5.4.       Stockholder Rights.   The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the holder of record of the purchased shares.

5.5.       Cancellation and Regrant of Options.   The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options granted pursuant to the Plan and to grant in substitution new options covering the same or a different number of shares of Common Stock.

5.6.       Effective Date and Term of the Plan.

A.     The Plan shall become effective immediately on the Plan Effective Date. Options may be granted pursuant to the Discretionary Option Grant at any time on or after the Plan Effective Date, and the initial option grants made pursuant to the Automatic Option Grant Program may also be made on the Plan Effective Date to any non-Employee Board members eligible for such grants at that time. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Corporation’s stockholders approve the Plan. If such stockholder approval is not obtained within twelve months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

B.     The Plan shall terminate upon the earlier of (i) the expiration of the ten year period measured from the date the Plan is adopted by the Board or (ii) the termination of the Plan by the Board. All options and unvested stock issuances outstanding at the time of the termination of the Plan shall continue in effect in accordance with the provisions of the documents evidencing those options or issuances.

5.7.       Amendment or Termination.   The Board shall have complete and exclusive power and authority to amend or terminate the Plan or any awards made hereunder. However, no such amendment or termination of the Plan shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless Optionee or Participant consents to such amendment or termination. In addition, certain amendments may require approval of the Corporation’s stockholders.

5.8.       Regulatory Approvals.

A.     The implementation of the Plan, the granting of any options pursuant to the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) pursuant to the Stock Issuance Program shall be subject to the Corporation’s procurement of

15

all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted, and the shares of Common Stock issued, pursuant to it.

B.     No shares of Common Stock or other assets shall be issued or delivered pursuant to the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable pursuant to the Plan, and all applicable listing requirements of any stock exchange or trading system, including the Nasdaq Stock Market, on which Common Stock is then traded. No shares of Common Stock shall be issued or delivered pursuant to the Plan if doing so would violate any internal policies of the Corporation.

5.9.      No Employment or Service Rights.  Nothing in the Plan shall confer upon Optionee or Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of Optionee or Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

5.10.     No Restraint.  Neither the grant of options nor the issuance of Common Stock under the Plan shall affect the right of the Corporation to undertake any corporate action.

5.11.     Use of Proceeds.  Any cash proceeds received by the Corporation from the sale of shares of Common Stock pursuant to the Plan shall be used for any corporate purpose.

5.12.     California Blue Sky Provisions.  If the Common Stock is not exempt from California securities laws, the following provisions shall apply to any sale of Common Stock or any option granted to an individual who is eligible to receive such grant pursuant to the Plan who resides in the State of California.

A.     Option Grant Program.

(i)    The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

  (a)    The exercise price per share applicable to each option shall not be less than 85% of the Fair Market Value per share of Common Stock on the date the option is granted.

  (b)    If the person to whom the option is granted is a 10% Stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date the option is granted.

(ii)    The Plan Administrator may not impose a vesting schedule upon any option grant or the shares of Common Stock subject to that option which is more restrictive than 20% per year vesting, with the initial vesting to occur not later than one year after the option grant date. However, such limitation shall not apply to any option grants made to individuals who are officers, directors or independent contractors of the Corporation.

16

(iii)    Unless Optionee’s Service is terminated for Misconduct (in which case the option shall terminate immediately), the option (to the extent it is vested and exercisable at that the time Optionee’s Service ceases) must remain exercisable, following Optionee’s termination of Service, for at least (a) six months if Optionee’s Service terminates due to death or Permanent Disability or (b) thirty days in all other cases.

B.     Stock Issuance Program.

(i)     The Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than 20% per year vesting, with initial vesting to occur not later than one year after the issuance date. Such limitation shall not apply to any Common Stock issuances made to the officers, directors or independent contractors of the Corporation.

(ii)     The purchase price per share for shares issued under the Stock Issuance Program shall be fixed by the Plan Administrator but shall not be less than 85% of the Fair Market Value per share of Common Stock on the issue date. However, the purchase price per share of Common Stock issued to a 10% Stockholder shall not be less than 100% of such Fair Market Value.

C.     Repurchase Rights.   To the extent specified in a stock purchase agreement or stock issuance agreement, the Corporation and/or its stockholders shall have the right to repurchase any or all of the unvested shares of Common Stock held by an Optionee or Participant when such person’s Service ceases. However, except with respect to grants to officers, directors, and independent contractors of the Corporation, the repurchase right must satisfy the following conditions:

(i)      The Corporation’s right to repurchase the unvested shares of Common Stock must lapse at the rate of at least 20% per year over five years from the date the option was granted pursuant to the Discretionary Option Grant Program or the shares were issued pursuant to the Stock Issuance Program.

(ii)     The Corporation’s repurchase right must be exercised within ninety days of the date that Service ceased (or the date the shares were purchased, if later).

(iii)    The purchase price must be paid in the form of cash or cancellation of the purchase money indebtedness for the shares of Common Stock.

D.     Information Requirements.   Annually, the Corporation shall deliver or cause to be delivered to each Optionee or Participant, no later than such information is delivered to the Corporation’s security holders, one of the following:

(i)      The Corporation’s annual report to security holders containing the information required by Rule 14a-3(b) under the Exchange Act for its latest fiscal year;

(ii)     The Corporation’s annual report on Form 10-K for its latest fiscal year;

17

(iii)     The Corporation’s latest prospectus filed pursuant to 424(b) under the 1933 Act that contains audited financial statements for the latest fiscal year, provided that the financial statements are not incorporated by reference from another filing, and provided further that such prospectus contains substantially the information required by Rule 14a-3(b); or

(iv)     The Corporation’s effective Exchange Act registration statement containing audited financial statements for the latest fiscal year.

18

Appendix

The following definitions shall be in effect under the Plan:

A.    Automatic Option Grant Program shall mean the automatic option grant program in effect under Article 4 of the Plan.

B.    Board shall mean the Corporation’s Board of Directors.

C.    Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i)    a merger, consolidation or other reorganization unless securities representing more than 50% of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction;

(ii)    a sale, transfer or other disposition of all or substantially all of the Corporation’s assets; or

(iii)    the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

D.    Code shall mean the Internal Revenue Code of 1986, as amended.

E.    Common Stock shall mean the Corporation’s common stock.

F.    Corporation shall mean Irvine Sensors Corporation, a Delaware corporation, or the successor to all or substantially all of the assets or voting stock of Irvine Sensors Corporation which has assumed the Plan.

G.    Discretionary Option Grant Program shall mean the discretionary option grant program in effect under Article 2 of the Plan.

H.    Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I.    Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

J.    Exercise Date shall mean the date on which the option shall have been exercised in accordance with the applicable option documentation.

K.    Expiration Date shall mean the close of business at the Corporation’s headquarters on the date the option expires as set forth in Optionee’s Notice of Stock Option Grant.

L.    Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)    If the Common Stock is at the time traded on the Nasdaq Stock Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq Stock Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)    If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii)    If the Common Stock is at the time neither listed on any stock exchange or the Nasdaq Stock Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate but shall be determined without regard to any restrictions other than a restriction which, by its term, will never lapse.

(iv)    For purposes of same day sales, the Fair Market Value shall be deemed to be the amount per share for which the shares of Common Stock were sold.

M.  Incentive Option shall mean an option that satisfies the requirements of Code Section 422.

N.    Involuntary Termination shall mean:

(i)    such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or

(ii)    such individual’s voluntary resignation within 60 days following (a) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities, (b) a reduction in his or her base salary by more than 15%, unless the base salaries of all similarly situated individuals are reduced by the Corporation (or any Parent or Subsidiary) employing the individual or (c) a relocation of such individual’s place of employment by more than fifty miles if such change, reduction or relocation is effected without the individual’s written consent.

O.    Misconduct shall mean (i) the commission of any act of fraud, embezzlement or dishonesty by Optionee or Participant, (ii) any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or of any Parent or Subsidiary), or (iii) any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. However, if the term or concept has been defined in an employment agreement between the Corporation and Optionee or Participant, then Misconduct shall have the definition set forth in such employment agreement. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

P.    Non-Statutory Option shall mean an option that does not qualify as an Incentive Option.

Q.    Optionee shall mean any person to whom an option is granted pursuant to the Plan.

R.    Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

S.    Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

T.    Permanent Disability or Permanently Disabled shall mean the inability of Optionee or Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of twelve months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-Employee Board member to perform his or her usual duties as a director by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve months or more.

U.    Plan shall mean this Irvine Sensors Corporation 2003 Stock Incentive Plan.

V.    Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

W.    Plan Effective Date shall mean the date the Corporation’s stockholders approve the Plan at the 2003 Annual Meeting of Stockholders.

X.    Primary Committee shall mean the committee comprised of one or more Board members designated by the Board to administer the Discretionary Option Grant and Stock Issuance Programs. To obtain the benefits of Rule 16b-3, there must be at least two members on the Primary Committee and all of the members must be “non-employee” directors as that term is defined in the Rule or the entire Board must approve the grant(s). Similarly, to be exempt from the million dollar compensation deduction limitation of Code Section 162(m), there must be at least two members on the Primary Committee and all of the members must be “outside directors” as that term is defined in Code Section 162(m).

Y.    Proxy Contest shall mean a change in ownership or control of the Corporation effected through a change in the composition of the Board over a period of 36 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time the Board approved such election or nomination.

Z.    Secondary Committee shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

AA.    Section 16 Insider shall mean an executive officer or director of the Corporation or the holder of more than 10% of a registered class of the Corporation’s equity securities, in each case subject to the short-swing profit liabilities of Section 16 of the Exchange Act.

BB.    Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a member of the board of directors or an independent contractor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

CC.    Stock Issuance Agreement shall mean the agreement entered into by the Corporation and Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

DD.    Stock Issuance Program shall mean the stock issuance program in effect under Article 3 of the Plan.

EE.    Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

FF.    10% Stockholder shall mean the owner of stock (after taking into account the constructive ownership rules of Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

PROXY	PROXY
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF IRVINE SENSORS CORPORATION

2003 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Irvine Sensors Corporation, a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated January 28, 2003, and the Annual Report on Form 10-K for the fiscal year ended September 29, 2002, and hereby appoints Robert G. Richards and John C. Carson, and each of them, proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on March 4, 2003 at 2:00 p.m., Pacific Time, at the Country Inn & Suites, 325 South Bristol Street, Costa Mesa, California 92626, and at any adjournment or adjournments thereof, and to vote all shares of equity securities to which the undersigned would be entitled, if then and there personally present, on the matters set forth below:

1.	ELECTION OF DIRECTORS. FOR ALL nominees listed below (except as marked to the contrary below) ☐

    WITHHOLD AUTHORITY to vote for ALL nominees listed below    ☐

(Instruction: To withhold the authority to vote for any individual nominee, mark the box next to the nominee’s name below.)

Name of Nominee:

Mel R. Brashears	☐	Robert G. Richards	☐	John C. Carson	☐

Joseph Carleone	☐	Marc Dumont	☐	Maurice C. Inman, Jr.	☐

Thomas M. Kelly	☐	Clifford Pike	☐

2.	PROPOSAL TO APPROVE THE IRVINE SENSORS CORPORATION 2003 STOCK INCENTIVE PLAN AUTHORIZING 1,500,000 SHARES OF THE COMPANY’S COMMON STOCK FOR ISSUANCE THEREUNDER.

FOR    ☐                         AGAINST    ☐                        ABSTAIN    ☐

3.	PROPOSAL TO RATIFY THE SELECTION OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED SEPTEMBER 28, 2003

FOR    ☐                         AGAINST    ☐                        ABSTAIN    ☐

4.	In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.

Dated                                                                                                                           , 2003

Signature

Signature

(This proxy should be marked, dated, signed by the stockholder(s) exactly as his name appears hereon and returned promptly in the enclosed envelope. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such. If shares are held by joint tenants or as community property, both should sign.)

DO NOT FOLD, STAPLE OR MUTILATE.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING,
YOU ARE URGED TO MARK, SIGN, DATE AND PROMPTLY RETURN
THIS PROXY, USING THE ENCLOSED ENVELOPE.